                                                                EXHIBIT 14(a)(1)


                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the reference of us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-14 for Van Kampen Government Securities.

/s/ PRICEWATERHOUSECOOPERS LLP
June 18, 2002
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                                                                EXHIBIT 14(a)(2)


                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the reference of us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-14 for Van Kampen U.S. Government Trust for Income.

/s/ PRICEWATERHOUSECOOPERS LLP
June 18, 2002